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                                                                   EXHIBIT 10.11

                               ORACLE CORPORATION
                      1991 LONG-TERM EQUITY INCENTIVE PLAN
                                   As Amended

1. PURPOSE. This 1991 Long-Term Equity Incentive Plan ("Plan") is established as a compensatory plan to enable Oracle Corporation (the "Company") to provide an incentive to eligible employees, officers, independent consultants, directors who are also employees or consultants, and advisers whose present and potential contributions are important to the continued success of the Company, to afford such persons an opportunity to acquire a proprietary interest in the Company, and to enable the Company to continue to enlist and retain in its employ the best available talent for the successful conduct of its business. It is intended that this purpose will be effected through the granting of (a) stock options,
(b) stock purchase rights, (c) stock appreciation rights, and (d) long-term performance awards.

2.  DEFINITIONS. As used herein, the following definitions shall apply:
    (a) "Affiliate" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

    (b) "Applicable Laws" means the legal requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time, and the applicable laws of any other country or jurisdiction where Options are granted under the Plan.

    (c) "Board" means the Board of Directors of the Company.

    (d) "Code" means the Internal Revenue Code of 1986, as amended.

    (e) "Committee" means the Committee or Committees referred to in Section 5 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.

    (f) "Common Stock" means the Common Stock, $.01 par value per share, of the Company.

    (g) "Company" means Oracle Corporation, a corporation organized under the laws of the state of Delaware, or any successor corporation.

    (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    (h) "Disability" means a disability, whether temporary or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

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    (j) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

        (i) the last reported sale price of the Common Stock of the Company on the Nasdaq National Market or, if no such reported sale takes place on any such day, the average of the closing bid and asked prices, or

        (ii) if such Common Stock shall then be listed on a national securities exchange, the last reported sale price or, if no such reported sale takes place on any such day, the average of the closing bid and asked prices on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or

        (iii) if such Common Stock shall not be quoted on such National Market nor listed or admitted to trading on a national securities exchange, then the average of the closing bid and asked prices, as reported by The Wall Street Journal for the over-the-counter market, or

        (iv) if none of the foregoing is applicable, then the Fair Market Value of a share of Common Stock shall be determined in good faith by the Board of Directors of the Company in its discretion.

    (k) "Insider" means an executive officer or director of the Company or any other person whose transactions in Common Stock are subject to Section 16(b) of the Exchange Act.

    (l) "Long-Term Performance Award" means an award under Section 9 below. A Long-Term Performance Award shall permit the recipient to receive a stock bonus (as determined by the Committee) upon satisfaction of such performance factors as are set out in the recipient's individual grant. Long-term Performance Awards will be based upon the achievement of Company, Subsidiary and/or individual performance factors or upon such other criteria as the Committee may deem appropriate.

    (m) "Named Executive" means any individual who, on the last day of the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four highest compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

    (n) "Option" means any option to purchase shares of Common Stock granted pursuant to Section 6 below.

    (o) "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of an award under the Plan, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

    (p) "Plan" means this 1991 Long-Term Equity Incentive Plan, as hereinafter amended from time to time.

    (q) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 8 below.

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    (r) "Right" means and includes Stock Appreciation Rights and Stock Purchase
Rights granted pursuant to the Plan.

    (s) "Stock Appreciation Right" means an award made pursuant to Section 7 below, which right permits the recipient to receive cash equal to the difference between the Fair Market Value of Common Stock on the date of grant of the Option and the Fair Market Value of Common Stock on the date of exercise of the Stock Appreciation Right.

    (t) "Stock Purchase Right" means an award made pursuant to Section 8 below, which right permits the recipient to purchase Common Stock pursuant to a restricted stock purchase agreement entered into between the Company and the Participant.

    (u) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.


3. ELIGIBILITY. Awards may be granted to employees, officers, directors who are also employees or consultants, independent consultants and advisers of the Company or any Parent, Subsidiary or Affiliate of the Company (provided such consultants, and advisers render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction) (collectively, the "Participants"). ISOs (hereinafter defined in Section 6 hereof may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. A Participant may be granted more than one award under this Plan. The Company, from time to time, also may assume outstanding options granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (i) granting an Option under this Plan in replacement of the option assumed by the Company, or (ii) treating the assumed option as if it had been granted under this Plan if the terms of such assumed option could be applied to an Option granted under this Plan. Such assumption shall be permissible if the holder of the assumed option would have been eligible to be granted an Option under this Plan if the other company had applied the rules of this Plan to such grant. Options and SARs on no more than 10,125,000 shares of Common Stock may be granted to any individual in any year under this Plan. Notwithstanding the other terms of this Plan, options granted under the Datalogix International Inc. Amended and Restated 1992 Incentive Stock Plan and 1986 Key Employees' Stock Option Plan (collectively, the "Datalogix Plans") shall be assumed by the Corporation under this Plan pursuant to the Agreement and Plan of Merger dated as of September 24, 1996, as amended October 8, 1996, and, with respect to such assumed options, this Plan shall include the terms and conditions contained in the Datalogix Plans as applicable only to such options. To the extent any provision of this Plan could be deemed to provide an additional benefit to the holders of such options within the meaning of Section 424(a) of the Code, such provision shall not apply to such option holder, and to the extent any term contained in the applicable Datalogix Plan directly conflicts with the terms of this Plan, the terms of the applicable Datalogix Plan shall govern.

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Notwithstanding the other terms of this Plan, options granted by Treasury
Services Corporation (collectively, the "TSC Options") shall be assumed by the Corporation under this Plan pursuant to the Agreement and Plan of Reorganization dated as of July 30, 1997, and, with respect to the TSC Options, this Plan shall include the terms and conditions of such TSC Options as applicable only to such options. To the extent any provision of this Plan could be deemed to provide an additional benefit to the holders of the TSC Options within the meaning of
Section 424(a) of the Code, such provision shall not apply to such option holder, and to the extent any term contained in the applicable TSC Option directly conflicts with the terms of this Plan, the terms of the applicable TSC Option shall govern.

4. STOCK SUBJECT TO THE PLAN. Subject to Section 11 and 12, the total number of shares of Common Stock reserved and available for distribution pursuant to the Plan shall be 353,125,000 shares (the "Shares"). Subject to Sections 11 and 12, if any shares of Common Stock that have been subject to issuance upon exercise of an Option cease to be subject to such Option, or if any shares of Restricted Stock or other shares that are subject to any Right, Option or Long-Term Performance Award granted hereunder are forfeited or repurchased or any such award otherwise terminates without a payment being made to the Participant in the form of Common Stock, such shares shall again be available for distribution in connection with future awards or Option grants under the Plan.

5.  ADMINISTRATION.
    (a) Procedure. The Plan shall be administered by (i) the Board if the Board may administer the Plan in compliance with Rule 16b-3 promulgated under the Exchange Act and Section 162(m) of the Code (to the extent such section of the Code applies, to qualify grants of Options to Named Executives as performance-based compensation), or (ii) one or more Committees designated by the Board to administer the Plan, as follows (A) with respect to Insiders and Named Executives, by one or more Committees constituted in such a manner as to permit grants under the Plan to Insiders to comply with Rule 16b-3, to qualify grants to Named Executives as performance-based compensation under Section 162(m) of the Code, and otherwise so as to satisfy the Applicable Laws, and (B) with respect to Participants who are neither Insiders nor Named Executives, by one or more Committees constituted in such a manner as to satisfy the Applicable Laws. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may change the size of the Committee, appoint additional members thereof, remove members (with or without cause), appoint new members in substitution therefore, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted, as applicable, by Rule 16b-3 of the Exchange Act, Rule 162(m) of the Code and the Applicable Laws. As used herein, except in
Section 18 and 20, reference to the Board shall mean such Board or the Committee, whichever is then acting with respect to the Plan.

    (b) Authority. Subject to the general purposes, terms, and conditions of the Plan, and to the direction of the Board, the Committee, if there be one or more, shall have full power to implement and carry out the Plan including, but not limited to, the following:

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        (i)    to select the employees, officers, consultants, directors and advisers of the Company and/or its Subsidiaries to whom Options, Rights and Long-Term Performance Awards, or any combination thereof, may from time to time be granted hereunder;

        (ii) to determine whether and to what extent Options, Rights and Long-Term Performance Awards, or any combination thereof, are granted hereunder;

        (iii) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

        (iv) to approve forms of agreement, or other forms for communicating to Participants that they have been granted an award under the Plan, for use under the Plan;

        (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding the Option or other award and/or the shares of Common Stock relating thereto, based in each case on such factors as the Committee shall determine, in its sole discretion);

        (vi) to determine whether and under what circumstances an Option may be settled in cash or Restricted Stock under Section 6(h) instead of Common Stock;

        (vii) to determine the form of payment that will be acceptable consideration for exercise of an Option, Right or Long-Term Performance Award granted under the Plan;

        (viii) to determine whether; or to what extent and under what circumstances Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the Participant (including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period);

        (ix)   to reduce the exercise price of any Option or Right; and

        (x) to determine the terms and restrictions applicable to Stock Purchase Rights and the Restricted Stock purchased by exercising such Rights.

    The Committee shall have the authority to construe and interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for the administration of the Plan, and any such interpretation shall be final and binding on all persons having an interest in any award under this Plan.

    In addition to such other rights of indemnification as they may have as directors, members of the Committee shall be indemnified by the Company against any reasonable expenses, including attorneys' fees actually and necessarily incurred, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereon, (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding that such director

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is liable for negligence or misconduct in the performance of his or her duties; provided that within 60 days after institution of any such action, suit or proceeding a director shall in writing offer the Company the opportunity, at its own expense, to handle the defense of the same.


6. STOCK OPTIONS. The Committee, in its discretion, may grant Options to eligible Participants and shall determine whether such Options shall be Incentive Stock Options ("ISOs") within the meaning of the Code or Nonqualified Stock Options ("NQSOs"). Each Option shall be evidenced by a written Option agreement or other form of notice which shall expressly identify the Option as an ISO or as NQSO, and be in such form and contain such provisions as the Committee shall from time to time deem appropriate. Without limiting the foregoing, the Committee may, at any time, or from time to time, authorize the Company, with the consent of the respective recipients, to issue new Options including Options in exchange for the surrender and cancellation of any or all outstanding Options or Rights.

    The Committee shall determine the number of Shares subject to the Option, the exercise price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

    (a) Form of Option Grant. Each Option granted under this Plan shall be evidenced by a written Stock Option Grant (the "Grant") in such form (which need not be the same for each Participant) as the Committee shall from time to time approve, which Grant shall comply with and be subject to the terms and conditions of this Plan.

    (b) Date of Grant. The date of grant of an Option shall be the date on which the Committee makes the determination to grant such Option unless otherwise specified by the Committee. The Grant representing the Option will be delivered to Participant with a copy of this Plan within a reasonable time after the granting of the Option.

    (c) Exercise Price. The exercise price of an Option shall be determined by the Committee on the date the Option is granted; such price may be less than the Fair Market Value of the Common Stock on the date the Option is granted, provided that (i) the exercise price of an NQSO granted to a person other than an employee shall be not less than 100% of the Fair Market Value of the Shares on the date the Option is granted; (ii) the exercise price of any ISO granted to a person owning more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company ("Ten
Percent Stockholder") shall not be less than 110% of the Fair Market Value of the Shares on the date the Option is granted; and (iii) the exercise price of any ISO granted to an employee who is not a 10% shareholder must not be less than 100% of the fair market value on the date the Option is granted.

    (d) Exercise Period. Options shall be exercisable within the times or upon the events determined by the Committee as set forth in the Grant; provided, however; that no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that (i) no ISO granted to a Ten Percent Stockholder shall be exercisable after the expiration

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of five (5) years from the date the Option is granted, (ii) no Option granted to a resident of the United Kingdom shall be exercisable after the expiration of seven years minus one day from the date it is granted, (iii) no Option granted to a resident of the Netherlands shall be exercisable after the expiration of five years from the date it is granted, and (iv) no Option granted to a resident of Belgium shall be exercisable before the expiration of one year from the date it is granted or after the expiration of six years from the date it is granted. The Committee also may provide for the exercise of options either as to an increased percentage of shares per year or as to all remaining shares, if the Participant with the approval of the Company, shall retire.

    (e) Limitations on ISOs. The aggregate Fair Market Value (determined as of the time an Option is granted) of stock with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary of the Company) shall not exceed $100,000. If the Fair Market Value of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, the Options for the first $100,000 worth of Shares to become exercisable in such calendar year shall be ISOs and the Options for the amount in excess of $100,000 that becomes exercisable in that calendar year shall be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the effective date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit shall be incorporated herein and shall apply to any Options granted after the effective date of such amendment.

     (f) Options Non-Transferable. Options granted under this Plan, and any interest therein, shall not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by the Participant; provided, however; that NQSOs held by a Participant may be transferred to such family members, trusts and charitable institutions as the Committee, in its sole discretion, shall approve at the time of the grant of such Option.

     (g) Assumed Options. In the event the Company assumes an option granted by another company, the terms and conditions of such option shall remain unchanged (except the exercise price and the number and nature of Shares issuable upon exercise, which will be adjusted appropriately pursuant to Section 424(a) of the
Code). In the event the Company elects to grant a new option rather than assuming an existing option (as specified in Section 3), such new option may be granted with a similarly adjusted exercise price.

     (h) Buyout Provisions. The Committee may at any time offer to buy out for a payment in cash or Common Stock (including Restricted Stock), an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

     (i) Notice. Options may be exercised only by delivery to the Company or its representative of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares, if any, and such representations and agreements regarding Participant's investment intent and access to information, if any, as may be required by the Company to comply with the Applicable

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Laws, together with payment in full of the exercise price for the number of
Shares being purchased.

     (j) Payment. Payment for Shares purchased upon exercise of an Option may be made in cash (by check) or; where approved by the Committee in its sole discretion at the time of grant and where permitted by law: (i) by cancellation of indebtedness of the Company to the Participant; (ii) by surrender of Shares of Common Stock having a Fair Market Value equal to the applicable exercise price of the Options, that have been owned by the Participant for more than six
(6) months (and which have been paid for within the meaning of the Securities and Exchange Commission (the "SEC") Rule 144 of the 33 Act and, if such Shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such Shares), or were obtained by the Participant in the open public market; (iii) where approved by the Committee in its discretion, by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code, provided that the portion of the exercise price equal to the par value of the Shares, if any, must be paid in cash or other legal consideration and provided further that Participants who are not employees or directors of the Company shall not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares; (iv) by waiver of compensation due or accrued to the Participant for services rendered; (v) provided that a public market for the Company's stock exists, through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company;
(vi) provided that a public market for the Company's stock exists, through a "margin" commitment from the Participant and an NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (vii) by any combination of the foregoing.

     (k) Limitations on Exercise. Notwithstanding the exercise periods set forth in the Grant, exercise of an Option shall always be subject to the following:

          (i) If the Participant ceases to be employed by the Company or any Parent, Subsidiary or Affiliate of the Company for any reason except death or disability, the Participant's Options may be exercised to the extent (and only to the extent) that they would have been exercisable upon the date of termination of the Participant's employment, within three (3) months after the date of termination (or such shorter time period as may be specified in the Grant), but in any event no later than the expiration date of the Option.

          (ii) If the Participant's employment with the Company or any Parent, Subsidiary or Affiliate of the Company is terminated because of the Disability of the Participant, or if the Participant dies within three (3) months of his termination of employment, the

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    Participant's Options may be exercised to the extent (and only to the extent) that they would have been exercisable by the Participant on the date of termination of Participant's employment, by the Participant (or the Participant's legal representative) within twelve (12) months after the date of termination of the Participant's employment (or such shorter time period as may be specified in the Grant), but in any event no later than the expiration date of the Options.

        (iii) If the Participant's employment with the Company or any Parent, Subsidiary or Affiliate of the Company is terminated because of the death of the Participant, the Participant's Options may be exercised to the extent (and only to the extent) that they would have been exercisable by the Participant on the first vesting date occurring after such death as may be specified in the Grant (the "Option Vesting Date") and on the next subsequent Option Vesting Date, by the Participant's legal representative within twelve (12) months after the date of the Participant's death (or such shorter period as may be specified in the Grant), but in any event no later than the expiration date of the Options.

        (iv) The Committee shall have discretion to determine whether Participant has ceased to be employed by the Company or any Parent, Subsidiary or Affiliate of the Company and the effective date on which such employment terminated or whether such Participant is on an authorized leave of absence or absence for military or governmental service.

        (v) In the case of a Participant who is a director, consultant, or adviser, the Committee will have the discretion to determine whether the Participant is "employed by the Company or any Parent, Subsidiary or Affiliate of the Company" pursuant to the foregoing Sections.

        (vi) The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent the Participant from exercising the full number of Shares as to which the Option is then exercisable.

        (vii) An Option shall not be exercisable unless such exercise is in compliance with the Applicable Laws as they are in effect on the date of exercise. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or national market system, and the Company shall have no liability for any inability or failure to do so.

    (l) Modification, Extension and Renewal of Options. The Committee shall have the power to modify, extend or renew outstanding Options and to authorize the grant of new Options in substitution therefore, provided that any such action may not, without the written consent of the Participant, impair any rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered shall be treated in accordance with Section 424(h) of the Code. The Committee shall have the power to reduce the exercise price of outstanding Options without the consent of Participants by a written notice to the Participants affected; provided, however; that the exercise price per Share may not be reduced below the minimum exercise price that would

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be permitted under Section 6(c) of this Plan for Options granted on the date the action is taken to reduce the exercise price.

    (m) Belgian Optionees. Notwithstanding anything to the contrary herein, Options granted to residents of Belgium shall conform to the following: such Options may not be exercisable after termination of such Participant's employment with the Company, whether by death, disability or otherwise; shares purchased pursuant to such Options shall not be resalable earlier than two years after the date of exercise of such Options for such shares, and such shares shall be held during such period at a registered Company office; no Belgium employee may acquire more than 20% of the shares of the Company pursuant to such Options; and no Belgium employee shall pay more than 25% of such employee's last normal annual salary nor BF 500,000 per year for the exercise of such Options.


7. STOCK APPRECIATION RIGHTS. Stock Appreciation Rights may be granted only in connection with an Option, either concurrently with the grant of the Option or at any time thereafter during the term of the Option. The following provisions apply to such Stock Appreciation Rights.

    (a) Grant of Stock Appreciation Right. The Stock Appreciation Right shall entitle the Participant to exercise the Rights by surrendering to the Company an unexercised portion of the underlying Option as to which the Participant has a right to exercise. The Participant shall receive in exchange from the Company an amount equal to the excess of (x) the Full Market Value on the date of exercise of the Common Stock covered by the surrendered portion of the underlying Option over (y) the exercise price of the Common Stock covered by the surrendered portion of the underlying Option. Notwithstanding the foregoing, the Committee may place limits on the amount that may be paid upon exercise of a Stock Appreciation Right; provided, however; that such limit shall not restrict the exercisability of the underlying Option. In the event that a Stock Appreciation Right is granted that relates to an ISO, such Right shall contain such additional or different terms as may be necessary under applicable regulations to preserve treatment of the ISO as such under Section 422 of the Code.

    (b) Forfeiture of Option. When a Stock Appreciation Right is exercised, the underlying Option, to the extent surrendered, shall no longer be exercisable and shall be deemed canceled.

    (c) Expiration of Stock Appreciation Right. A Stock Appreciation Right shall be exercisable only when and to the extent that the underlying Option is exercisable and shall expire no later than the date on which the underlying Option expires.

    (d) Exercise of Stock Appreciation Right. A Stock Appreciation Right may be exercised only at a time when the full Market Value of the Common Stock covered by the underlying Option exceeds the exercise price of the Common Stock covered by the underlying Option. Notwithstanding the foregoing, with respect to Insiders, in no event may a Stock Appreciation Right be exercisable within the first six months of the grant of such Stock Appreciation Right; provided, however, that this limitation shall not apply in the event that death or Disability of the Participant occurs prior to the expiration of the six-month period.

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     (e)  Form of Payment. The Company's obligation arising upon the exercise of a Stock Appreciation Right may be paid currently or on a deferred basis with such interest or earnings equivalent as may be determined by the Committee, and may be paid in Common Stock or in cash, or in any combination of Common Stock and cash, as the Committee, in its sole discretion, may determine. Shares of Common Stock issued upon the exercise of a Stock Appreciation Right shall be valued at the Fair Market Value of the Common Stock as of the date of exercise.

     (f) Compliance With Section 16(b). A person who is subject to Section 16(b) of the Exchange Act may only make an election to receive cash in full or partial settlement of the Stock Appreciation Right or exercise a Stock Appreciation Right during such time or times as are permitted by Rule 16b-3 or any successor provision.

8.  STOCK PURCHASE RIGHTS.
     (a) Rights to Purchase. Stock Purchase Rights to purchase Restricted Stock may be issued either alone, in addition to, or in tandem with other awards granted under the Plan. After the Committee determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of shares of Common Stock that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer, which shall in no event exceed 60 days from the date the Stock Purchase Right was granted. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement (the "Purchase Agreement") in the form determined by the Committee.

     (b) Repurchase Option. Unless the Committee determines otherwise, the Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Committee may determine.

     (c) Other Provisions. The Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion. The provisions of Purchase Agreements need not be the same with respect to each purchaser.


9.  LONG-TERM PERFORMANCE AWARDS.
     (a) Administration. Long-Term Performance Awards are stock bonus awards that may be granted either alone or in addition to other awards granted under the Plan. Such awards shall be granted for no cash consideration. The Committee shall determine the nature, length and starting date of any performance period (the "Performance Period") for each Long-Term Performance Award, and shall determine the performance factors to be used in the determination of a Long-Term Performance Award and the extent to which such Long-Term Performance Awards have been earned. Long-Term Performance Awards may vary from Participant to Participant and between groups of Participants and shall be based upon

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the achievement of Company, Parent, Subsidiary or Affiliate, or upon such individual performance factors or upon such other criteria as the Committee may deem appropriate. Performance Periods may overlap and Participants may participate simultaneously with respect to Long-Term Performance Awards that are subject to different Performance Periods and different performance factors and criteria. Long-Term Performance Awards shall be confirmed by, and be subject to the terms of, a Long-Term Performance Award agreement. The terms of such awards need not be the same with respect to each Participant.

    At the beginning of each Performance Period, the Committee shall determine for each Long-Term Performance Award subject to such Performance Period, the number of shares of Common Stock to be awarded to the Participant at the end of the Performance Period if and to the extent that the relevant measures of performance for such Long-Term Performance Award are met. Such number of shares of Common Stock may be fixed or may vary in accordance with such performance or other criteria as maybe determined by the Committee.

    (b) Adjustment of Awards. The Committee may adjust the performance factors applicable to the Long-Term Performance Awards to take into account changes in law, accounting and tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the inclusion or exclusion of the impact of extraordinary or unusual items, events or circumstances in order to avoid windfalls or hardships.

    (c) Termination. Unless otherwise provided in the applicable Long-Term Performance Award agreement, if a Participant terminates his or her employment or his or her consultancy during a Performance Period because of death or Disability, the Committee may provide for an earlier payment in settlement of such award in such amount and under such terms and conditions as the Committee deems appropriate.

    Except as otherwise provided in the applicable Long-Term Performance Award agreement, if a Participant terminates employment or his or her consultancy during a Performance Period for any other reason, then such a Participant shall not be entitled to any payment with respect to the Long-Term Performance Award subject to such Performance Period, unless the Committee shall otherwise determine.

    (d) Form of payment. The earned portion of a Long-Term Performance Award may be paid currently or on a deferred basis with such interest or earnings equivalent as may be determined by the Committee. Payment shall be made in the form of cash, whole shares of Common Stock, including Restricted Stock, or a combination thereof, either in a lump sum payment or in installments, all as the Committee shall determine. If and to the extent the full amount of a Long-Term Performance Award in not paid in Common Stock, then the shares of Common Stock representing the portion of the value of the Long-Term Performance Award not paid in Common Stock shall again become available for award under the Plan.


10. WITHHOLDING TAXES.
    (a) Withholding Generally. Whenever; under the Plan, Shares are to be issued in satisfaction of Options, Rights or Long-Term Performance Awards granted hereunder, the

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Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, or local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under the Plan, payments are to be made in cash, such payment shall be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

    (b) Stock Withholding. When a Participant incurs tax liability in connection with the exercise or vesting of any Option, Right or Long-Term Performance Award, which tax liability is subject to tax withholding under applicable tax laws, and the Participant is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Participant may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date"); provided however that the Company shall not allow withholding of Shares upon exercise or vesting of any Option, Right or Long-Term Performance Award in an amount which exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes. Any surrender by an Insider of previously owned Shares to satisfy tax withholding obligations arising upon exercise of an Option must comply with the applicable provisions of Rule 16b-3.


All elections by a Participant to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Committee and shall be subject to the following restrictions:

    (i)   the election must be made on or prior to the applicable Tax Date;

    (ii) once made, the election shall be irrevocable as to the particular Shares as to which the election is made; and

    (iii) all elections shall be subject to the consent or disapproval of the Committee.

    In the event the election to have shares withheld is made by a Participant who is an Insider and the Tax Date is deferred until six months after exercise of the Option under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the exercise occurs, but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.


11. ADJUSTMENT OF SHARES. In the event that the number of outstanding shares of Common Stock of the Company is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, the number of Shares available under this Plan and the number of Shares deliverable in connection with any Option, Right or Long-Term Performance Award, and the exercise price per share of such Options shall be proportionately adjusted, subject to any required action by the Board or stockholders of the Company and compliance with the Applicable Laws; provided, however, that no certificate or scrip representing fractional shares shall be issued and any resulting fractions of a share shall be ignored.

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12. ASSUMPTION OF OPTIONS BY SUCCESSORS.
    (a) Assumption. In the event of a dissolution or liquidation of the Company, a merger in which the Company is not the surviving corporation (other than a merger with a wholly owned subsidiary or where there is no substantial change in the stockholders of the Company and the obligations of the Company under this Plan are assumed by the successor corporation), the sale of substantially all of the assets of the Company, or, any other transaction which qualifies as a "corporate transaction" under Section 425(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition of all or substantially all of the outstanding shares of the Company), any or all outstanding Options and Rights, notwithstanding any contrary terms of the Plan, shall accelerate and become exercisable in full prior to and shall expire on the consummation of such dissolution, liquidation, merger or sale of assets at such times and on such conditions as the Committee shall determine unless the successor corporation assumes the outstanding obligations or substitutes substantially equivalent Options or Rights. Any Option or Right held by a Participant whose employment with the successor corporation is terminated by such corporation without cause, within twelve (12) months after consummation of the merger, consolidation or sale of assets, shall accelerate and become immediately and fully exercisable upon such termination.

    (b) Acceleration Upon Unfriendly Takeover. Notwithstanding anything in
Section 12(a) hereof to the contrary, if fifty percent (50%) or more of the outstanding voting securities of the Company becomes beneficially owned (as defined in Rule 13d-3 promulgated by the SEC) by a person (as defined in Section 2(2) of the Securities Act and in Section 13(d)(3) of the Exchange Act) in a transaction or series of transactions expressly disapproved by the Board, then all outstanding Options or Rights under this Plan shall become immediately exercisable with no further act or action required by the Committee.


13. EMPLOYMENT RELATIONSHIP. Nothing in the Plan or any award made thereunder shall interfere with or limit in any way the right of the Company or of any Parent, Subsidiary or Affiliate to terminate any recipient's employment or consulting relationship at any time, with or without cause, nor confer upon any Participant any right to continue in the employ or service of the Company or any Parent, Subsidiary or Affiliate.

14. GENERAL RESTRICTION. Each award shall be subject to the requirement that, if, at any time, the Committee shall determine, in its discretion, that the listing, registration, or qualification of the shares subject to such award upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, such award or the issue or purchase of Shares thereunder, such award may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

15. RIGHTS AS A STOCKHOLDER. The holder of an Option, Right or Long-Term Performance Award shall have no rights as a stockholder with respect to any Shares covered by the Option, Right or Long-Term Performance Award until the date of exercise.

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Once an Option, Right or Long-Term Performance Award is exercised by the holder thereof, the Participant shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her holding is entered upon the records of the duly authorized transfer agent of the Company. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

16. NONASSIGNABILITY OF AWARDS. Except as otherwise provided in Section 6(f) hereof, no awards made hereunder shall be assignable or transferable by the recipient except by will or by the laws of descent and distribution and as otherwise consistent with the specific Plan provisions relating thereto. During the life of the recipient, an Option, Right or Long-Term Performance Award shall be exercisable only by him or her.

17. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of the Plan by the Board, the submission of the Plan to the stockholders of the Company for approval, nor any provisions of the Plans shall be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including without limitation, the granting of Options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

18. ADOPTION AND STOCKHOLDER APPROVAL. This Plan shall become effective on the date that it is adopted by the Board of the Company. This Plan shall be approved by the stockholders of the Company, in any manner permitted by applicable corporate law, within twelve months before or after the date this Plan is adopted by the Board. Upon the effective date of the Plan, the Board may grant awards pursuant to this Plan; provided that, in the event that stockholder approval is not obtained within the time period provided herein, all awards granted hereunder shall terminate.

19. TERM OF PLAN. Awards may be granted pursuant to this Plan from time to time within a period of ten (10) years from the date on which this Plan is adopted by the Board.

20. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect including (but not limited to) amendment of any form of grant, exercise agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board shall not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans or pursuant to the Exchange Act or Rule 16b-3 (or its successor) promulgated thereunder. In any case, no amendment of this Plan may adversely affect any then outstanding award or any unexercised portions thereof, without the written consent of the Participant.

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